Clough Global Dividend and Income Fund

STATEMENT OF INVESTMENTS

January 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 82.73%
Consumer Discretionary 4.03%
Home Depot, Inc.(a)(b)	5,900	$1,345,790
Li Ning Co., Ltd.	131,500	390,271
Pool Corp.(a)(b)	4,658	1,021,499
Service Corp. International(a)	19,300	925,435
Titan Co., Ltd.	26,232	436,633
		4,119,628

Energy 2.79%
Fairway Energy LP(c)(d)(e)(f)(g)(h)	130,700	0
Reliance Industries, Ltd.	118,823	2,350,650
Scorpio Tankers, Inc.	21,800	508,812
		2,859,462

Financials 39.23%
AGNC Investment Corp.(a)	206,100	3,831,399
AIA Group, Ltd.	89,400	894,967
American International Group, Inc.(a)(b)	30,900	1,553,034
Ares Capital Corp.(a)	120,300	2,264,046
Bank of America Corp.(a)(b)	85,791	2,816,519
Barings BDC, Inc.(a)	202,900	2,089,870
Citigroup, Inc.(a)(b)	75,630	5,627,628
Equitable Holdings, Inc.(a)	34,300	823,886
Golub Capital BDC, Inc.(a)	224,400	4,131,204
HDFC Bank, Ltd.	102,178	1,755,959
JPMorgan Chase & Co.(a)(b)	17,500	2,316,300
Ladder Capital Corp.(a)	95,500	1,752,425
PennyMac Mortgage Investment Trust(a)	103,900	2,415,675
Ping An Insurance Group Co. of China, Ltd. - Class H	73,200	835,995
Solar Capital, Ltd.(a)	70,000	1,438,500
TPG Specialty Lending, Inc.(a)	84,000	1,812,720
Two Harbors Investment Corp.(a)	247,600	3,778,376
		40,138,503

Health Care 11.40%
Amgen, Inc.(a)(b)	9,094	1,964,759
Baxter International, Inc.(a)(b)	45,580	4,066,648
Eli Lilly & Co.(a)(b)	7,413	1,035,151
Thermo Fisher Scientific, Inc.(a)(b)	4,096	1,282,826
Zimmer Biomet Holdings, Inc.(a)	8,820	1,304,478
Zoetis, Inc.(a)(b)	15,000	2,013,150
		11,667,012

Industrials 0.46%
Larsen & Toubro, Ltd.	24,473	469,619

Information Technology 19.68%
Applied Materials, Inc.(a)(b)	28,000	1,623,720
Genpact, Ltd.	21,800	965,086

	Shares	Value
Information Technology (continued)
Lam Research Corp.(a)(b)	4,810	$1,434,390
Mastercard, Inc. - Class A(a)	10,939	3,456,068
Microsoft Corp.(a)(b)	18,321	3,118,784
NXP Semiconductors NV	10,200	1,293,972
Samsung Electronics Co., Ltd.	72,297	3,421,194
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(a)(b)	35,300	1,904,082
Visa, Inc. - Class A(a)(b)	14,679	2,920,681
		20,137,977

Materials 0.17%
Zhaojin Mining Industry Co., Ltd. - Class H	153,000	173,555

Real Estate 4.97%
Community Healthcare Trust, Inc.(a)	107,700	5,080,209

TOTAL COMMON STOCKS
(Cost $77,408,735)		84,645,965

PREFERRED STOCKS 4.87%
Ares Management Corp.
Series A, 7.000%(a)	35,000	942,200
Gabelli Equity Trust, Inc.
Series K, 5.000%(a)(c)	28,000	729,400
Global Medical REIT, Inc.
Series A, 7.500%(a)	10,900	291,030
New Mountain Finance Corp., 5.750%(a)	40,000	1,030,028
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(i)	22,000	593,560
Series B, 3M US L + 5.99%(a)(i)	10,000	265,200
Trinity Capital, Inc., 7.000%(c)(d)(f)	22,400	560,000
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(i)	19,500	571,545

TOTAL PREFERRED STOCKS
(Cost $4,684,565)		4,982,963

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 33.68%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%	$250,000	261,094
Amgen, Inc.
11/15/2021, 3.875%(a)	850,000	878,585
AvalonBay Communities, Inc.
09/15/2022, 2.950%(a)	500,000	513,736
BancorpSouth Bank
11/20/2029, 3M US L + 2.47%(i)	500,000	518,221
Bank of America Corp.
07/24/2023, 4.100%(a)(b)	500,000	538,526

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
BankUnited, Inc.
11/17/2025, 4.875%(a)	$750,000	$838,754
Boston Scientific Corp.
03/01/2026, 3.750%	1,000,000	1,090,641
BP Capital Markets America, Inc.
05/06/2022, 3.245%(a)(b)	288,000	298,253
Caterpillar, Inc.
05/27/2021, 3.900%(a)	500,000	514,930
Citigroup, Inc.
04/25/2022, 2.750%(a)(b)	700,000	713,049
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(b)(d)	1,325,000	1,393,656
Connecticut Light & Power Co.
01/15/2023, 2.500%(a)(b)	750,000	767,351
Discover Financial Services
04/27/2022, 5.200%(a)	750,000	802,400
Dominion Energy Gas Holdings LLC
Series A, 11/15/2024, 2.500%(a)	1,000,000	1,016,610
Fiserv, Inc.
10/01/2022, 3.500%(a)	750,000	780,553
FS KKR Capital Corp.
06/28/2022, 5.000%(d)	500,000	512,980
Goldman Sachs Group, Inc.
11/15/2021, 2.350%(a)	1,000,000	1,004,672
Hershey Co.
08/15/2026, 2.300%	500,000	516,824
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(a)(d)	1,000,000	1,048,415
Infinity Property & Casualty Corp.
09/19/2022, 5.000%	750,000	795,768
JPMorgan Chase & Co.
01/23/2025, 3.125%(a)(b)	700,000	739,507
Kimco Realty Corp.
02/01/2025, 3.300%	750,000	795,697
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
02/01/2027, 4.250%(d)	1,000,000	998,750
Lennar Corp.
11/29/2020, 2.950%(a)	750,000	754,050
04/01/2021, 4.750%	500,000	512,785
Lockheed Martin Corp.
01/15/2026, 3.550%	1,000,000	1,092,354
Main Street Capital Corp.
12/01/2022, 4.500%	500,000	529,669
Mellon Capital IV
Perpetual Maturity, 3M US L + 0.565%(a)(b)(i)(j)	750,000	723,191
Morgan Stanley
05/19/2022, 2.750%(a)(b)	750,000	766,315
Owl Rock Capital Corp.
07/22/2025, 3.750%	1,000,000	1,013,476
PepsiCo, Inc.
03/01/2024, 3.600%(a)	1,000,000	1,077,381
Philip Morris International, Inc.
11/02/2022, 2.500%(a)(b)	1,000,000	1,020,663
Solar Capital, Ltd.
01/20/2023, 4.500%(a)(b)	500,000	507,446

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
Starwood Property Trust, Inc.
02/01/2021, 3.625%	$500,000	$501,675
Sunac China Holdings, Ltd.
04/19/2023, 8.350%	750,000	782,954
Sunoco Logistics Partners Operations LP
04/01/2021, 4.400%(a)(b)	750,000	768,298
Times China Holdings, Ltd.
06/04/2021, 7.850%	500,000	510,001
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(a)	500,000	526,599
11/01/2024, 3.875%	1,000,000	1,038,374
Union Pacific Corp.
07/15/2025, 3.750%(a)	1,000,000	1,092,291
UnitedHealth Group, Inc.
07/15/2020, 2.700%(a)(b)	1,200,000	1,205,444
USB Capital IX
Perpetual Maturity, 3M US L + 1.02%(a)(b)(i)(j)	1,250,000	1,133,431
Wells Fargo Bank NA
10/22/2021, 3.625%(a)	1,000,000	1,031,915
Welltower, Inc.
03/15/2024, 3.625%	500,000	531,910

TOTAL CORPORATE BONDS
(Cost $33,978,560)		34,459,194

ASSET-BACKED SECURITIES 0.07%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)	66,025	73,214

TOTAL ASSET-BACKED SECURITIES
(Cost $66,025)		73,214

GOVERNMENT & AGENCY OBLIGATIONS 17.46%
Federal Farm Credit Banks Funding Corp.
11/13/2034, 2.890%	500,000	500,984
U.S. Treasury Bonds
08/15/2042, 2.750%(a)	2,000,000	2,286,445
05/15/2044, 3.375%(a)	1,300,000	1,644,652
08/15/2046, 2.250%	1,000,000	1,048,067
11/15/2046, 2.875%(a)	1,700,000	2,006,498
05/15/2047, 3.000%(a)	2,000,000	2,419,727
02/15/2049, 3.000%(a)	1,200,000	1,465,500
U.S. Treasury Notes
02/29/2020, 1.250%(a)	2,000,000	1,999,474
03/31/2020, 1.375%	1,500,000	1,499,411
05/31/2020, 1.500%	1,500,000	1,499,326
06/15/2020, 1.500%	1,500,000	1,499,531

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $17,494,064)		17,869,615

Description and	Principal
Maturity Date	Amount	Value
MUNICIPAL BONDS 0.51%
University of Cincinnati Taxable Revenue Bonds, Series B
06/01/2031, 2.783%(a)	$500,000	$517,415

TOTAL MUNICIPAL BONDS
(Cost $502,951)		517,415

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 1.86%
Money Market Funds 1.86%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.489% 7-day yield)	1,903,635	1,903,635
		1,903,635
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,903,635)		1,903,635

Total Investments - 141.18%
(Cost $136,038,535)		144,452,001

Liabilities in Excess of Other Assets - (41.18%)(k)		(42,131,193)

NET ASSETS - 100.00%		$102,320,808

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (27.81%)
Consumer Discretionary (6.53%)
Booking Holdings, Inc.	(1,000)	(1,830,550)
Ford Motor Co.	(98,000)	(864,360)
Haidilao International Holding, Ltd.	(217,000)	(838,205)
Huazhu Group, Ltd. - ADR	(37,500)	(1,293,750)
Luckin Coffee, Inc. - ADR	(24,900)	(809,001)
Trip.com Group, Ltd. - ADR	(17,600)	(565,488)
Wynn Resorts, Ltd.	(3,800)	(479,408)
		(6,680,762)

Financials (4.60%)
Deutsche Bank AG	(152,600)	(1,396,290)
Mediobanca Banca di Credito Finanziario SpA	(81,373)	(813,306)
Santander Consumer USA Holdings, Inc.	(41,200)	(1,096,744)
Societe Generale S.A.	(16,886)	(547,310)
UniCredit SpA	(63,282)	(847,952)
		(4,701,602)

Health Care (7.06%)
Alexion Pharmaceuticals, Inc.	(6,500)	(646,035)
Bruker Corp.	(17,800)	(880,566)
Catalent, Inc.	(10,740)	(656,214)
Charles River Laboratories International, Inc.	(4,040)	(624,503)
Guardant Health, Inc.	(9,675)	(735,687)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Health Care (continued)
Illumina, Inc.	(1,789)	$(518,935)
IQVIA Holdings, Inc.	(4,850)	(752,963)
McKesson Corp.	(6,200)	(884,182)
PerkinElmer Inc.	(9,500)	(878,560)
PRA Health Sciences, Inc.	(6,410)	(649,397)
		(7,227,042)

Information Technology (9.62%)
Amkor Technology, Inc.	(43,500)	(489,375)
Cisco Systems, Inc.	(36,800)	(1,691,696)
Cognizant Technology Solutions Corp. - Class A	(32,100)	(1,970,298)
Diebold Nixdorf, Inc.	(48,800)	(561,688)
International Business Machines Corp.	(6,950)	(998,924)
NCR Corp.	(22,000)	(741,840)
Qualys, Inc.	(5,100)	(437,274)
Sabre Corp.	(42,300)	(911,142)
Slack Technologies, Inc. - Class A	(19,900)	(412,527)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(207,600)	(1,631,736)
		(9,846,500)

TOTAL COMMON STOCKS
(Proceeds $27,604,457)		(28,455,906)

EXCHANGE TRADED FUNDS (7.71%)
Health Care Select Sector SPDR® Fund	(7,400)	(733,636)
iShares® MSCI China ETF	(31,100)	(1,869,421)
iShares® Nasdaq Biotechnology ETF	(8,251)	(939,046)
iShares® U.S. Healthcare Providers ETF	(4,700)	(903,387)
SPDR® S&P® Biotech ETF	(18,021)	(1,606,031)
VanEck Vectors Semiconductor ETF	(13,340)	(1,835,184)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $7,584,949)		(7,886,705)

TOTAL SECURITIES SOLD SHORT
(Proceeds $35,189,406)		$(36,342,611)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2020 was 1.59%

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2020 was 1.75%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of January 31, 2020, the aggregate value of those securities was $105,137,661, representing 102.75% of net assets. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan as of January 31, 2020.
(c)	Non-income producing security.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2020, these securities had an aggregate value of $4,513,801 or 4.41% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2020, these securities had an aggregate value of $0 or 0.00% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2020, these securities had an aggregate value of $560,000 or 0.55% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(343,762)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(336,665)	$7,097
Morgan Stanley	United Microelectronics Corp.	(441,769)	1D FEDEF - 50 bps	1 D FEDEF	01/19/2022	(403,956)	37,813
		$(785,531)				$(740,621)	$44,910

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$1,113,390	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	$1,025,455	$(87,935)
TOTAL		$327,859				$284,834	$(43,025)

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

January 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 118.83%
Communication Services 2.62%
GCI Liberty, Inc. - Class A(a)(b)(c)	20,100	$1,470,918
Netflix, Inc.(a)(b)	9,099	3,139,974
		4,610,892

Consumer Discretionary 13.05%
Alibaba Group Holding, Ltd.(a)	162,850	4,201,985
Amazon.com, Inc.(a)(b)	1,315	2,641,467
Carvana Co.(a)(b)	58,050	4,600,462
Floor & Decor Holdings, Inc. - Class A(a)(b)(c)	35,638	1,757,310
Home Depot, Inc.(b)(c)	8,270	1,886,387
Li Ning Co., Ltd.	221,500	657,376
Meituan Dianping - Class B(a)	116,700	1,492,070
Pool Corp.(b)(c)	6,532	1,432,468
RH(a)(b)(c)	10,306	2,151,378
Service Corp. International(b)	29,400	1,409,730
Titan Co., Ltd.	45,269	753,505
		22,984,138

Consumer Staples 0.86%
Boston Beer Co., Inc. - Class A(a)(b)	4,254	1,516,041

Energy 2.80%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	217,600	0
Reliance Industries, Ltd.	205,058	4,056,618
Scorpio Tankers, Inc.	37,700	879,918
		4,936,536

Financials 33.80%
AGNC Investment Corp.(b)	356,100	6,619,899
AIA Group, Ltd.	151,800	1,519,642
American International Group, Inc.(b)	43,700	2,196,362
Ares Capital Corp.(b)	144,900	2,727,018
Bank of America Corp.(b)	122,105	4,008,707
Citigroup, Inc.(b)	116,219	8,647,856
Equitable Holdings, Inc.(b)	60,000	1,441,200
Golub Capital BDC, Inc.(b)	300,709	5,536,052
HDFC Bank, Ltd.	175,164	3,010,246
JPMorgan Chase & Co.(b)(c)	22,650	2,997,954
Ladder Capital Corp.(b)	196,600	3,607,610
PennyMac Mortgage Investment Trust(b)	187,100	4,350,075
Ping An Insurance Group Co. of China, Ltd. - Class H	128,800	1,470,986
Solar Capital, Ltd.(b)	79,700	1,637,835
TPG Specialty Lending, Inc.(b)	153,300	3,308,214
Two Harbors Investment Corp.(b)	423,100	6,456,506
		59,536,162

	Shares	Value
Health Care 31.78%
1Life Healthcare, Inc.(a)	10,100	$222,907
Align Technology, Inc.(a)(b)(c)	4,810	1,236,651
Alphamab Oncology(a)(d)	6,922	12,317
Amgen, Inc.(b)(c)	8,604	1,858,894
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	334,425	1,199,997
Apellis Pharmaceuticals, Inc.(a)(b)(c)	67,297	2,766,580
Arcellx, Inc.(a)(d)(e)(f)(g)	234,345	365,813
Baxter International, Inc.(b)(c)	40,417	3,606,005
BeiGene, Ltd. - ADR(a)(b)(c)	23,810	3,627,692
Boston Scientific Corp.(a)(b)(c)	56,989	2,386,129
Centrexion Therapeutics(a)(d)(e)(f)(g)	66,719	749,988
Centrexion Therapeutics Corp.(a)(e)(f)(g)	4,336	48,741
CRISPR Therapeutics AG(a)(b)	60,180	3,126,351
Flexion Therapeutics, Inc.(a)(b)	74,100	1,298,232
Galapagos NV - Sponsored ADR(a)(b)(c)	3,656	814,849
Gossamer Bio, Inc.(a)(b)	87,821	1,166,263
GW Pharmaceuticals PLC - ADR(a)(b)(c)	29,198	3,373,245
IDEXX Laboratories, Inc.(a)(b)(c)	5,749	1,558,036
Idorsia, Ltd.(a)(d)	40,561	1,303,746
Mirati Therapeutics, Inc.(a)(b)	19,500	1,693,185
Owens & Minor, Inc.(b)(c)	485,129	3,036,908
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	5,445	1,840,083
SmileDirectClub, Inc.(a)(b)(c)	157,300	2,106,247
Tandem Diabetes Care, Inc.(a)(b)(c)	11,300	859,252
Teladoc Health, Inc.(a)(b)(c)	22,944	2,333,634
Thermo Fisher Scientific, Inc.(b)(c)	6,059	1,897,618
Veracyte, Inc.(a)(b)(c)	80,620	2,116,275
Vertex Pharmaceuticals, Inc.(a)(b)(c)	7,170	1,627,949
Zai Lab, Ltd. - ADR(a)(b)	72,100	3,676,379
Zimmer Biomet Holdings, Inc.(b)	15,450	2,285,055
Zoetis, Inc.(b)(c)	13,370	1,794,388
		55,989,409

Industrials 2.45%
Larsen & Toubro, Ltd.	42,234	810,441
TransDigm Group, Inc.(b)	5,440	3,499,443
		4,309,884

Information Technology 31.30%
Advanced Energy Industries, Inc.(a)(b)	51,460	3,599,112
Applied Materials, Inc.(b)(c)	48,400	2,806,716
Avalara, Inc.(a)(b)	19,200	1,634,688
Genpact, Ltd.	36,400	1,611,428
Lam Research Corp.(b)	8,435	2,515,401
Mastercard, Inc. - Class A(b)	16,195	5,116,648
Micron Technology, Inc.(a)(b)(c)	120,973	6,422,457
Microsoft Corp.(b)(c)	29,364	4,998,634

	Shares	Value
Information Technology (continued)
MongoDB, Inc.(a)	5,000	$819,550
NXP Semiconductors NV	11,900	1,509,634
Okta, Inc.(a)(b)(c)	12,350	1,581,418
PayPal Holdings, Inc.(a)(b)	13,500	1,537,515
RingCentral, Inc. - Class A(a)(b)(c)	6,540	1,344,493
salesforce.com, Inc.(a)(b)	17,249	3,144,665
Samsung Electronics Co., Ltd.	124,393	5,886,450
ServiceNow, Inc.(a)(b)(c)	7,540	2,550,254
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)(c)	61,100	3,295,734
Visa, Inc. - Class A(b)(c)	15,300	3,044,241
WNS Holdings, Ltd. - ADR(a)(b)(c)	24,200	1,726,912
		55,145,950

Materials 0.17%
Zhaojin Mining Industry Co., Ltd. - Class H	265,000	300,601

TOTAL COMMON STOCKS
(Cost $195,202,149)		209,329,613

PREFERRED STOCKS 1.31%
Gabelli Equity Trust, Inc.
Series K, 5.000%(a)(b)	38,000	989,900
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(i)	48,692	1,313,710

TOTAL PREFERRED STOCKS
(Cost $2,157,329)		2,303,610

Description and	Principal
Maturity Date	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 13.40%
U.S. Treasury Bonds
08/15/2042, 2.750%(b)	$3,000,000	3,429,668
11/15/2046, 2.875%(b)	2,100,000	2,478,615
05/15/2049, 2.875%(b)	5,070,000	6,056,571
08/15/2049, 2.250%(b)	2,500,000	2,640,088
U.S. Treasury Notes
03/31/2020, 1.375%	3,000,000	2,998,822
05/31/2020, 1.500%	3,000,000	2,998,652
06/15/2020, 1.500%	3,000,000	2,999,063

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $23,031,641)		23,601,479

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 3.22%
Money Market Funds 3.22%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.489% 7-day yield)	5,673,156	$5,673,156
		5,673,156
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,673,156)		5,673,156

Total Investments - 136.76%
(Cost $226,064,275)		240,907,858

Liabilities in Excess of Other Assets - (36.76%)(j)		(64,753,532)

NET ASSETS - 100.00%		$176,154,326

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (27.83%)
Consumer Discretionary (6.54%)
Booking Holdings, Inc.	(1,720)	(3,148,546)
Ford Motor Co.	(167,500)	(1,477,350)
Haidilao International Holding, Ltd.	(377,000)	(1,456,236)
Huazhu Group, Ltd. - ADR	(64,900)	(2,239,050)
Luckin Coffee, Inc. - ADR	(43,000)	(1,397,070)
Trip.com Group, Ltd. - ADR	(30,400)	(976,752)
Wynn Resorts, Ltd.	(6,560)	(827,609)
		(11,522,613)

Financials (4.61%)
Deutsche Bank AG	(262,900)	(2,405,535)
Mediobanca Banca di Credito Finanziario SpA	(135,027)	(1,349,566)
Santander Consumer USA Holdings, Inc.	(69,400)	(1,847,428)
Societe Generale S.A.	(28,392)	(920,244)
UniCredit SpA	(119,454)	(1,600,634)
		(8,123,407)

Health Care (7.07%)
Alexion Pharmaceuticals, Inc.	(11,600)	(1,152,924)
Bruker Corp.	(30,500)	(1,508,835)
Catalent, Inc.	(18,330)	(1,119,963)
Charles River Laboratories International, Inc.	(6,890)	(1,065,056)
Guardant Health, Inc.	(16,570)	(1,259,983)
Illumina, Inc.	(3,052)	(885,294)
IQVIA Holdings, Inc.	(8,330)	(1,293,232)
McKesson Corp.	(10,800)	(1,540,188)
PerkinElmer Inc.	(16,400)	(1,516,672)
PRA Health Sciences, Inc.	(11,020)	(1,116,436)
		(12,458,583)

Information Technology (9.61%)
Amkor Technology, Inc.	(74,400)	(837,000)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (continued)
Cisco Systems, Inc.	(63,700)	$(2,928,289)
Cognizant Technology Solutions Corp. - Class A	(55,200)	(3,388,176)
Diebold Nixdorf, Inc.	(82,600)	(950,726)
International Business Machines Corp.	(11,980)	(1,721,885)
NCR Corp.	(36,900)	(1,244,268)
Qualys, Inc.	(8,900)	(763,086)
Sabre Corp.	(72,900)	(1,570,266)
Slack Technologies, Inc. - Class A	(35,200)	(729,696)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(354,300)	(2,784,798)
		(16,918,190)

TOTAL COMMON STOCKS
(Proceeds $47,585,032)		(49,022,793)

EXCHANGE TRADED FUNDS (7.69%)
Health Care Select Sector SPDR® Fund	(12,800)	(1,268,992)
iShares® MSCI China ETF	(53,600)	(3,221,896)
iShares® Nasdaq Biotechnology ETF	(14,104)	(1,605,176)
iShares® U.S. Healthcare Providers ETF	(8,100)	(1,556,901)
SPDR® S&P® Biotech ETF	(30,583)	(2,725,557)
VanEck Vectors Semiconductor ETF	(23,010)	(3,165,486)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $13,032,536)		(13,544,008)

TOTAL SECURITIES SOLD SHORT
(Proceeds $60,617,568)		$(62,566,801)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2020 was 1.59%

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2020 was 1.75%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of January 31, 2020, the aggregate value of those securities was $187,438,676, representing 106.41% of net assets. (See Note 1 and Note 6)
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2020.

(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2020, these securities had an aggregate value of $2,879,365 or 1.64% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2020, these securities had an aggregate value of $2,364,539 or 1.34% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2020, these securities had an aggregate value of $2,364,539 or 1.34% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(587,890)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(575,752)	$12,138
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	866,070	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	1,404,015	537,945
Morgan Stanley	United Microelectronics Corp.	(782,669)	1D FEDEF - 50 bps	1 D FEDEF	01/19/2022	(715,677)	66,992
Morgan Stanley	Yantai Jereh Oilfield Services Group Co., Ltd.	747,439	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	877,808	130,369
		$242,950				$990,394	$747,444

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$1,915,362	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	$1,769,859	$(145,503)
TOTAL		$2,158,312				$2,760,253	$601,941

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

January 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 112.63%
Communication Services 3.53%
GCI Liberty, Inc. - Class A(a)(b)(c)	82,572	$6,042,619
Netflix, Inc.(a)(b)(c)	18,214	6,285,469
		12,328,088

Consumer Discretionary 11.66%
Alibaba Group Holding, Ltd.(a)	326,920	8,435,450
Amazon.com, Inc.(a)(b)(c)	1,444	2,900,592
Carvana Co.(a)(b)	116,520	9,234,210
Floor & Decor Holdings, Inc. - Class A(a)(b)(c)	84,840	4,183,461
Home Depot, Inc.(b)(c)	17,610	4,016,841
Li Ning Co., Ltd.	451,500	1,339,978
Meituan Dianping - Class B(a)	236,800	3,027,611
Pool Corp.(b)(c)	13,278	2,911,865
Service Corp. International(b)	66,800	3,203,060
Titan Co., Ltd.	91,258	1,518,995
		40,772,063

Energy 2.85%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	536,000	0
Reliance Industries, Ltd.	413,378	8,177,768
Scorpio Tankers, Inc.	76,200	1,778,508
		9,956,276

Financials 33.96%
AGNC Investment Corp.(b)	714,800	13,288,132
AIA Group, Ltd.	308,400	3,087,336
American International Group, Inc.(b)(c)	88,900	4,468,114
Ares Capital Corp.(b)	392,639	7,389,466
Bank of America Corp.(b)(c)	295,510	9,701,593
Citigroup, Inc.(b)(c)	267,727	19,921,566
Equitable Holdings, Inc.(b)	121,200	2,911,224
Golub Capital BDC, Inc.(b)	431,557	7,944,965
HDFC Bank, Ltd.	360,606	6,197,122
JPMorgan Chase & Co.(b)(c)	49,000	6,485,640
Ladder Capital Corp.(b)	281,500	5,165,525
PennyMac Mortgage Investment Trust(b)	355,400	8,263,050
Ping An Insurance Group Co. of China, Ltd. - Class H	263,800	3,012,780
Solar Capital, Ltd.(b)	139,531	2,867,362
TPG Specialty Lending, Inc.(b)	229,483	4,952,243
Two Harbors Investment Corp.(b)	858,100	13,094,606
		118,750,724

Health Care 28.61%
1Life Healthcare, Inc.(a)	20,000	441,400
Align Technology, Inc.(a)(b)	9,814	2,523,179
Alphamab Oncology(a)(d)	14,036	24,976
Amgen, Inc.(b)(c)	17,575	3,797,079
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	2,799,997

	Shares	Value
Health Care (continued)
Apellis Pharmaceuticals, Inc.(a)(b)	135,901	$5,586,890
Arcellx, Inc.(a)(d)(e)(f)(g)	538,792	841,054
Baxter International, Inc.(b)(c)	78,142	6,971,829
BeiGene, Ltd. - ADR(a)(b)(c)	47,870	7,293,473
Boston Scientific Corp.(a)(b)(c)	116,400	4,873,668
Centrexion Therapeutics(a)(d)(e)(f)(g)	217,952	2,449,998
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	159,240
CRISPR Therapeutics AG(a)(b)	140,438	7,295,754
Galapagos NV - Sponsored ADR(a)(b)(c)	7,419	1,653,547
Gossamer Bio, Inc.(a)(b)	180,188	2,392,897
GW Pharmaceuticals PLC - ADR(a)(b)(c)	59,294	6,850,236
IDEXX Laboratories, Inc.(a)(b)(c)	11,645	3,155,912
Mirati Therapeutics, Inc.(a)(b)	39,400	3,421,102
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	11,065	3,739,306
SmileDirectClub, Inc.(a)(b)(c)	317,600	4,252,664
Tandem Diabetes Care, Inc.(a)(b)(c)	26,200	1,992,248
Teladoc Health, Inc.(a)(b)(c)	46,688	4,748,637
Thermo Fisher Scientific, Inc.(b)(c)	10,667	3,340,798
Vertex Pharmaceuticals, Inc.(a)(b)(c)	14,538	3,300,853
Zai Lab, Ltd. - ADR(a)(b)(c)	144,900	7,388,451
Zimmer Biomet Holdings, Inc.(b)(c)	31,190	4,613,001
Zoetis, Inc.(b)(c)	30,830	4,137,694
		100,045,883

Industrials 2.72%
Larsen & Toubro, Ltd.	85,141	1,633,795
TransDigm Group, Inc.(b)	12,235	7,870,531
		9,504,326

Information Technology 29.13%
Applied Materials, Inc.(b)(c)	98,300	5,700,417
Avalara, Inc.(a)(b)	38,900	3,311,946
Genpact, Ltd.(b)	74,400	3,293,688
Lam Research Corp.(b)(c)	17,070	5,090,445
Mastercard, Inc. - Class A(b)	32,997	10,425,072
Micron Technology, Inc.(a)(b)(c)	243,373	12,920,673
Microsoft Corp.(b)(c)	63,497	10,809,094
MongoDB, Inc.(a)	10,000	1,639,100
NXP Semiconductors NV	24,100	3,057,326
Okta, Inc.(a)(b)	25,230	3,230,701
PayPal Holdings, Inc.(a)(b)	27,100	3,086,419
RingCentral, Inc. - Class A(a)(b)	13,110	2,695,154
salesforce.com, Inc.(a)(b)(c)	34,581	6,304,462
Samsung Electronics Co., Ltd.	252,263	11,937,436
ServiceNow, Inc.(a)(b)(c)	15,108	5,109,979
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)(c)	122,600	6,613,044
Visa, Inc. - Class A(b)(c)	19,124	3,805,102

	Shares	Value
Information Technology (continued)
WNS Holdings, Ltd. - ADR(a)(b)(c)	39,947	$2,850,618
		101,880,676

Materials 0.17%
Zhaojin Mining Industry Co., Ltd. - Class H	534,500	606,307

TOTAL COMMON STOCKS
(Cost $365,580,410)		393,844,343

PREFERRED STOCKS 1.48%
Gabelli Equity Trust, Inc.
Series K, 5.000%(a)(b)	68,000	1,771,400
Trinity Capital, Inc., 7.000%(a)(d)(f)	73,600	1,840,000
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	54,000	1,582,740

TOTAL PREFERRED STOCKS
(Cost $4,919,700)		5,194,140

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 10.10%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%	$750,000	783,281
BancorpSouth Bank
11/20/2029, 3M US L + 2.47%(b)(i)	1,900,000	1,969,241
Bank of America Corp.
07/24/2023, 4.100%(b)	3,000,000	3,231,154
Fiserv, Inc.
10/01/2022, 3.500%(b)	1,000,000	1,040,737
FS KKR Capital Corp.
06/28/2022, 5.000%(b)(d)	1,500,000	1,538,940
Hershey Co.
08/15/2026, 2.300%(b)	1,000,000	1,033,647
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(b)(d)	2,500,000	2,621,037
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
02/01/2027, 4.250%(b)(d)	2,250,000	2,247,188
Lennar Corp.
04/01/2021, 4.750%(b)	1,475,000	1,512,716
Main Street Capital Corp.
12/01/2022, 4.500%(b)	2,500,000	2,648,343
Owl Rock Capital Corp.
07/22/2025, 3.750%(b)	2,000,000	2,026,953
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,537,232
Starwood Property Trust, Inc.
02/01/2021, 3.625%(b)	1,000,000	1,003,350
Sunac China Holdings, Ltd.
04/19/2023, 8.350%	2,250,000	2,348,862
Times China Holdings, Ltd.
06/04/2021, 7.850%	1,500,000	1,530,003

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)	$1,500,000	$1,579,798
11/01/2024, 3.875%	1,000,000	1,038,374
USB Capital IX
Perpetual Maturity, 3M US L + 1.02%(b)(i)(j)	2,750,000	2,493,549
Welltower, Inc.
03/15/2024, 3.625%(b)	2,000,000	2,127,639

TOTAL CORPORATE BONDS
(Cost $34,930,872)		35,312,044

GOVERNMENT & AGENCY OBLIGATIONS 13.02%
Federal Home Loan Banks
10/16/2034, 2.840%(b)	3,000,000	3,001,047
U.S. Treasury Bonds
08/15/2042, 2.750%(b)	5,000,000	5,716,113
08/15/2046, 2.250%(b)	4,000,000	4,192,266
02/15/2049, 3.000%(b)	8,000,000	9,770,000
05/15/2049, 2.875%(b)	4,075,000	4,867,954
08/15/2049, 2.250%(b)	5,670,000	5,987,719
U.S. Treasury Notes
03/31/2020, 1.375%	4,000,000	3,998,430
05/31/2020, 1.500%	4,000,000	3,998,203
06/15/2020, 1.500%	4,000,000	3,998,750

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $44,210,983)		45,530,482

MUNICIPAL BONDS 0.59%
University of Cincinnati Taxable Revenue Bonds, Series B
06/01/2031, 2.783%(b)	2,000,000	2,069,660

TOTAL MUNICIPAL BONDS
(Cost $2,011,806)		2,069,660

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 0.65%
Money Market Funds 0.65%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.489% 7-day yield)	2,265,388	2,265,388
		2,265,388
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,265,388)		2,265,388

Total Investments - 138.47%
(Cost $453,919,159)		484,216,057

Liabilities in Excess of Other Assets - (38.47%)(k)		(134,533,187)

NET ASSETS - 100.00%		$349,682,870

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (28.64%)
Consumer Discretionary (6.63%)
Booking Holdings, Inc.	(3,455)	$(6,324,550)
Ford Motor Co.	(340,400)	(3,002,328)
Haidilao International Holding, Ltd.	(758,000)	(2,927,922)
Huazhu Group, Ltd. - ADR	(130,167)	(4,490,761)
Luckin Coffee, Inc. - ADR	(86,400)	(2,807,136)
Trip.com Group, Ltd. - ADR	(61,100)	(1,963,143)
Wynn Resorts, Ltd.	(13,160)	(1,660,266)
		(23,176,106)

Financials (5.01%)
Deutsche Bank AG	(534,730)	(4,892,780)
Mediobanca Banca di Credito Finanziario SpA	(315,010)	(3,148,458)
Santander Consumer USA Holdings, Inc.	(141,800)	(3,774,716)
Societe Generale S.A.	(61,033)	(1,978,206)
UniCredit SpA	(278,654)	(3,733,847)
		(17,528,007)

Health Care (7.21%)
Alexion Pharmaceuticals, Inc.	(23,300)	(2,315,787)
Bruker Corp.	(61,800)	(3,057,246)
Catalent, Inc.	(37,220)	(2,274,142)
Charles River Laboratories International, Inc.	(14,000)	(2,164,120)
Guardant Health, Inc.	(33,575)	(2,553,043)
Illumina, Inc.	(6,199)	(1,798,144)
IQVIA Holdings, Inc.	(16,910)	(2,625,277)
McKesson Corp.	(21,800)	(3,108,898)
PerkinElmer Inc.	(33,100)	(3,061,088)
PRA Health Sciences, Inc.	(22,360)	(2,265,292)
		(25,223,037)

Information Technology (9.79%)
Amkor Technology, Inc.	(151,400)	(1,703,250)
Cisco Systems, Inc.	(128,100)	(5,888,757)
Cognizant Technology Solutions Corp. - Class A	(111,800)	(6,862,284)
Diebold Nixdorf, Inc.	(168,520)	(1,939,665)
International Business Machines Corp.	(24,090)	(3,462,456)
NCR Corp.	(75,400)	(2,542,488)
Qualys, Inc.	(18,100)	(1,551,894)
Sabre Corp.	(146,300)	(3,151,302)
Slack Technologies, Inc. - Class A	(70,700)	(1,465,611)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(718,800)	(5,649,768)
		(34,217,475)

TOTAL COMMON STOCKS
(Proceeds $97,081,265)		(100,144,625)

EXCHANGE TRADED FUNDS (7.81%)
Health Care Select Sector SPDR® Fund	(25,600)	(2,537,984)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (continued)
iShares® MSCI China ETF	(107,800)	$(6,479,858)
iShares® Nasdaq Biotechnology ETF	(28,637)	(3,259,177)
iShares® U.S. Healthcare Providers ETF	(16,250)	(3,123,413)
SPDR® S&P® Biotech ETF	(62,191)	(5,542,462)
VanEck Vectors Semiconductor ETF	(46,260)	(6,363,988)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $26,318,887)		(27,306,882)

TOTAL SECURITIES SOLD SHORT
(Proceeds $123,400,152)		$(127,451,507)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2020 was 1.59%

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2020 was 1.75%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of January 31, 2020, the aggregate value of those securities was $377,108,387, representing 107.84% of net assets. (See Note 1 and Note 6)
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2020.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2020, these securities had an aggregate value of $14,363,190 or 4.11% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2020, these securities had an aggregate value of $6,250,289 or 1.79% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2020, these securities had an aggregate value of $8,090,289 or 2.31% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(1,194,956)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(1,170,286)	$24,670
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	1,761,642	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	2,855,057	1,093,415
Morgan Stanley	United Microelectronics Corp.	(1,569,115)	1D FEDEF - 50 bps	1 D FEDEF	01/19/2022	(1,434,808)	134,307
Morgan Stanley	Yantai Jereh Oilfield Services Group Co., Ltd.	1,523,971	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	1,789,785	265,814
		$521,542				$2,039,748	$1,518,206

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$3,825,850	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	$3,569,189	$(256,661)
TOTAL		$4,347,392				$5,608,937	$1,261,545

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

January 31, 2020 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2020, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$84,645,965	$–	$–	$84,645,965
Preferred Stocks	4,422,963	560,000	–	4,982,963
Corporate Bonds	–	34,459,194	–	34,459,194
Asset-Backed Securities	–	73,214	–	73,214
Government & Agency Obligations	–	17,869,615	–	17,869,615
Municipal Bonds	–	517,415	–	517,415
Short-Term Investments
Money Market Funds	1,903,635	–	–	1,903,635
TOTAL	$90,972,563	$53,479,438	$–	$144,452,001

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$44,910	$–	$44,910

Liabilities
Securities Sold Short
Common Stocks	(28,455,906)	–	–	(28,455,906)
Exchange Traded Funds	(7,886,705)	–	–	(7,886,705)
Total Return Swap Contracts**	–	(87,935)	–	(87,935)
TOTAL	$(36,342,611)	$(43,025)	$–	$(36,385,636)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,610,892	$–	$–	$4,610,892
Consumer Discretionary	22,984,138	–	–	22,984,138
Consumer Staples	1,516,041	–	–	1,516,041
Energy	4,936,536	–	–	4,936,536
Financials	59,536,162	–	–	59,536,162
Health Care	53,624,870	–	2,364,539	55,989,409
Industrials	4,309,884	–	–	4,309,884
Information Technology	55,145,950	–	–	55,145,950
Materials	300,601	–	–	300,601
Preferred Stocks	2,303,610	–	–	2,303,610
Government & Agency Obligations	–	23,601,479	–	23,601,479
Short-Term Investments
Money Market Funds	5,673,156	–	–	5,673,156
TOTAL	$214,941,840	$23,601,479	$2,364,539	$240,907,858

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$747,444	$–	$747,444

Liabilities
Securities Sold Short
Common Stocks	(49,022,793)	–	–	(49,022,793)
Exchange Traded Funds	(13,544,008)	–	–	(13,544,008)
Total Return Swap Contracts**	–	(145,503)	–	(145,503)
TOTAL	$(62,566,801)	$601,941	$–	$(61,964,860)

Clough Global Opportunities Fund

Clough Global Opportunities Fund (continued)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$12,328,088	$–	$–	$12,328,088
Consumer Discretionary	40,772,063	–	–	40,772,063
Energy	9,956,276	–	–	9,956,276
Financials	118,750,724	–	–	118,750,724
Health Care	93,795,594	–	6,250,289	100,045,883
Industrials	9,504,326	–	–	9,504,326
Information Technology	101,880,676	–	–	101,880,676
Materials	606,307	–	–	606,307
Preferred Stocks	3,354,140	1,840,000	–	5,194,140
Corporate Bonds	–	35,312,044	–	35,312,044
Government & Agency Obligations	–	45,530,482	–	45,530,482
Municipal Bonds	–	2,069,660	–	2,069,660
Short-Term Investments
Money Market Funds	2,265,388	–	–	2,265,388
TOTAL	$393,213,582	$84,752,186	$6,250,289	$484,216,057

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$1,518,206	$–	$1,518,206

Liabilities
Securities Sold Short
Common Stocks	(100,144,625)	–	–	(100,144,625)
Exchange Traded Funds	(27,306,882)	–	–	(27,306,882)
Total Return Swap Contracts**	–	(256,661)	–	(256,661)
TOTAL	$(127,451,507)	$1,261,545	$–	$(126,189,962)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2020
Common Stocks	$–	$–	$–	$–	$–	$––	$–	$–	$–
Total	$–	$–	$–	$–	$–	$––	$–	$–	$–

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2020
Common Stocks	$2,364,539	$–	$–	$–	$–	$––	$–	$2,364,539	$–
Total	$2,364,539	$–	$–	$–	$–	$––	$–	$2,364,539	$–

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2020
Common Stocks	$6,250,289	$–	$–	$–	$–	$–	$–	$6,250,289	$–
Total	$6,250,289	$–	$–	$–	$–	$–	$–	$6,250,289	$–

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at January 31, 2020:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Equity Fund	Health Care	$2,364,539	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$6,250,289	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the reporting period ended January 31, 2020.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. During the period ended January 31, 2020, the Funds did not invest in futures contracts.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period ended January 31, 2020, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period ended January 31, 2020, each Fund held rights and did not hold warrants. As of the period ended January 31, 2020, the Funds held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of January 31, 2020 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Citizens Financial Group, Inc.	1.36%	12/11/2017	1,325,000	1,355,166	1,393,656
	Fairway Energy LP	0.00%	6/30/2015	130,700	1,307,000	0
	FS KKR Capital Corp.	0.50%	1/28/2020	500,000	513,174	512,980
	Huntington Ingalls Industries, Inc.	1.02%	8/7/2019 - 1/23/2020	1,000,000	1,043,848	1,048,415
	Ladder Capital Finance Holdings LLLP	0.98%	1/15/2020	1,000,000	1,004,497	998,750
	Trinity Capital, Inc.	0.55%	1/9/2020	22,400	560,000	560,000
Total		4.41%			$5,783,685	$4,513,801

Clough Global Equity Fund	Alphamab Oncology	0.01%	12/6/2019	6,922	9,109	12,317
	Amphivena Therapeutics	0.68%	4/8/2019	334,425	1,199,997	1,199,997
	Arcellx, Inc.	0.21%	8/8/2019	234,345	365,813	365,813
	Centrexion Therapeutics	0.43%	12/18/2017	66,719	701,250	749,988
	Fairway Energy LP	0.00%	6/30/2015	217,600	2,176,000	0
	Idorsia, Ltd.	0.31%	7/11/2018	17,150	442,213	551,250
Total		1.64%			$4,894,382	$2,879,365

Clough Global Opportunities Fund	Alphamab Oncology	0.01%	12/6/2019	14,036	18,470	24,976
	Amphivena Therapeutics	0.80%	4/8/2019	780,326	2,799,997	2,799,997
	Arcellx, Inc.	0.24%	8/8/2019	538,792	841,054	841,054
	Centrexion Therapeutics	0.70%	12/18/2017	217,952	2,290,759	2,449,998
	Fairway Energy LP	0.00%	6/30/2015	536,000	5,360,000	0
	FS KKR Capital Corp.	0.44%	1/28/2020	1,500,000	1,539,521	1,538,940
	Huntington Ingalls Industries, Inc.	0.75%	8/7/2019 - 1/23/2020	2,500,000	2,619,634	2,621,037
	Ladder Capital Finance Holdings LLLP	0.64%	1/15/2020	2,250,000	2,260,118	2,247,188
	Trinity Capital, Inc.	0.53%	1/9/2020	73,600	1,840,000	1,840,000
Total		4.11%			$19,569,553	$14,363,190

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On January 31, 2020, the pledged collateral was valued at $91,233,361, $164,989,125 and $329,288,411 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance.

The Maximum Commitment Financing allowed under the Agreement is $50,500,000, $87,500,000 and $178,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to January 9, 2020, The Maximum Commitment Financing amount was $49,500,000 and $84,500,000 for the Clough Global Dividend and Income Fund and Clough Global Equity Fund, respectively. As of January 31, 2020, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $50,500,000, $87,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on January 31, 2020, was 2.45%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of January 31, 2020, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $32,245,506, $62,183,045 and $152,623,466, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended January 31, 2020.